SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 28, 2000

CONTINENTAL AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-09781	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950

(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

      Projected Data.

Item 9. Regulation FD Disclosure.

The Company is furnishing herewith a letter being provided to certain investors and financial analysts which contains data regarding its estimated share count for earnings per share calculation purposes and certain other estimates relating to fourth quarter 2000 cost per available seat mile, capacity growth and fuel price per gallon. The letter is attached as Exhibit 99.1 which is included herein.

The information presented contains forward looking statements, and certain assumptions upon which such forward looking statements are in part based. Numerous important factors, including those factors identified as Risk Factors in Exhibit 99.2 to the Company's Current Report on Form 8-K furnished to the Securities and Exchange Commission on November 14, 2000, which factors are incorporated herein by reference, and the fact that the assumptions contained in such information could prove incorrect, could cause actual results to differ materially from those contained in such forward looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

By /s/ Jeffery A. Smisek     Jeffery A. Smisek

Executive Vice President

and General Counsel

November 28, 2000

EXHIBIT INDEX

    Projected Data.